Putnam
Michigan
Tax Exempt
Income Fund

SEMIANNUAL REPORT
November 30, 1997

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Fund highlights

* "The fund has emphasized bonds that we believe have attractive performance characteristics and the potential for significant price appreciation while seeking the sectors best equipped to capitalize on the economy's strength."

                             --  Leslie J. Burke, manager,
                                 Putnam Michigan Tax Exempt Income Fund

CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to the relative safety of bonds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale to the first half of Putnam Michigan Tax Exempt Income Fund's fiscal year. In the five months prior to that flare-up, the U.S. municipal bond market had demonstrated solid, albeit tenuous, strength as many investors cautiously set aside their lingering concerns about the economy, interest rates, and renewed inflation.

Recognizing the fragility of the generally positive environment both prior to and following the disruption in global markets, Fund Manager Leslie Burke had pursued a slightly defensive policy in managing the fund. As the year unfolded, however, she concluded that a somewhat more dynamic strategy was in order and began adjusting the portfolio accordingly.

In the report that follows, Leslie provides the specifics of her strategic shift as well as details about the fiscal year's first half. Then she offers some insights into what she believes is in store for the rest of the period.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Leslie J. Burke

Positive dynamics within the national municipal bond market joined with sector and credit opportunities at the local level to shape Putnam Michigan Tax Exempt Income Fund's performance over the six months ended November 30, 1997. Over this period, your fund's class A shares generated a total return of 4.95% at net asset value (0.01% at public offering price). Performance details for class B and class M shares, as well as results for other time periods, can be found beginning on page 9.

* NATIONAL AND STATE ECONOMIES THRIVE AMID STEADY GROWTH, LOW INFLATION

As the nation's economy continued to exhibit steady growth and minimal price pressures over this period, interest rates declined, pushing municipal bond prices higher. The healthy economic environment in the United States, combined with turmoil in the international equity and currency markets, drew quality-seeking investors to the U.S. fixed-income market. This increased demand for U.S. bonds drove the yield on the benchmark
30-year U.S. Treasury bond to just over 6%, a level of historical significance. For the tax-exempt market, economic strength translated into higher tax revenues and improved municipal balance sheets, strengthening state and local governments from a credit standpoint. As cash flows increased, the need to issue bonds declined. The lower bond supply also helped support attractive price levels for tax-exempt debt.

Like their national counterpart, state and local economies throughout the Midwest continued to bustle. In Michigan, strong demand for automobiles, light trucks, and heavy machinery fueled steady job creation and a healthy real estate market. The state's financial operations remained strong, the result of increased tax revenues and ongoing efforts to control expenditures.

* FOCUS ON STRUCTURE, SECTORS, AND CREDITS WITHIN DEFENSIVE FRAMEWORK

Our strategy in this atmosphere was to emphasize portfolio structure in combination with careful sector and credit selection. We also positioned the fund to take advantage of seasonal supply and demand patterns within the municipal bond market. Recognizing the economy's strength and the historically significant levels we have reached in interest rates, we considered it important to minimize the fund's sensitivity with regard to interest rates because of the possibility of eventual rate increases. We concentrated on improving the portfolio's structure, adding bonds with attractive call features, above-average coupons, and what we considered the best values in terms of yield curve positioning.

We constantly monitor various yield relationships to try to determine which securities offer the best relative value. Toward the end of the reporting period, municipal bonds became very cheap relative to U.S. Treasuries. Historically providing approximately 84% of the yield of U.S. Treasuries, Aaa-rated municipal bond yields climbed to 87% of the U.S. Treasury yield. We took that opportunity to maximize the fund's investment in tax-exempt bonds by employing a hedging technique involving futures contracts. This enabled the fund to take full advantage of these unusually attractive bond prices and positioned it to benefit from what we expect to be favorable seasonal patterns as the end of the calendar year approaches.


[GRAPHIC OMITTED: HORIZONTAL BAR CHART TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care          22.5%

Education            14.9%

Water and sewerage   14.2%

Housing              12.9%

Transportation        6.4%

Footnote reads:
* Based on percentage of net assets as of 11/30/97. Holdings will vary over time.


We concentrated investments generally on water and sewer bonds, local general obligation bonds, and hospitals, although we also found opportunities outside those sectors. School district and water and sewer bonds made up much of the new issue supply, and we took advantage of this by swapping into bonds with the performance characteristics we sought -- while continuing to focus on the sectors we considered most promising.

We targeted local general obligation bonds and school districts because of the positive outlook we have for those sectors. Local credits are still benefiting from Michigan's economically strong, fiscally sound environment. Our largest local general obligation holding, City of Detroit bonds (4.6% of net assets as of the end of the period), was upgraded again in early December by Standard & Poor's, further reflecting the state's strong economy and its benefits at the local level.

We like the state's health-care and hospital sector as well and have used it to generate solid tax-exempt income for the fund. Earlier this year, Sinai Hospital in Detroit announced that it would merge with the larger and financially stronger Detroit Medical Center. A 3.9% position for the fund, Sinai Hospital was upgraded from Baa to A during the reporting period, giving a lift to the bonds' prices. We are optimistic that the prices of these bonds will rise further should the Medical Center tender or refund these bonds, which is not uncommon in such situations.

If the bonds are tendered, holders will be given the option to "put back" the securities to the issuer at an above-market price. In a refunding, new bonds are issued to pay off older debt. The proceeds from the sale of the new bonds are then invested in top-quality securities, usually U.S. Treasury bonds, which are pledged to replace the older debt. Because of the safety of principal represented by these high-quality securities, the refunding improves the older bonds' credit quality, often boosting their prices.


[GRAPHIC OMITTED: PIE CHART CREDIT QUALITY OVERVIEW]

A                    11.2%
Aa                    2.4%
Aaa                  55.6%
B                     3.4%
Ba                    6.2%
Baa                  21.2%

Footnote reads:
Based on percentage of market value as of 11/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


We also found opportunity in the Michigan State Strategic Fund Limited Obligation Revenue Bonds for the Worthington Armstrong Venture. This industrial company builds steel floor brackets for new construction, a business whose record of solid profitability seems likely to continue in this hardy building climate. The bonds provided the portfolio with three key benefits: they were available at attractive prices, they were noncallable, and they carried a 53/4% tax-free coupon payment.

* FAVORABLE SEASONAL DYNAMICS AHEAD

As we head into the final weeks of 1997, we anticipate seasonal factors to be the near-term catalyst for strong total returns in the tax exempt market. Typically, in mid December, supply begins to wane as issuers and investors prepare for year's end; new issuance usually picks up again in mid-January. However, this limited supply is expected to be met with substantial demand as issuers make significant coupon payments to investors in early January.

Seeking investment for their cash, we expect investors to push the prices of outstanding bonds higher. Looking further ahead, we are cautiously optimistic toward the municipal bond market. We look for the economy to grow at the moderate-to-strong pace we witnessed in 1997, an environment that strengthened municipal balance sheets. We are actively monitoring price pressures, however. Although they remain minimal, we are conscious that the robust wage growth and continual increases in average hourly earnings can begin to foster higher inflation.

We believe the portfolio is positioned to perform well in this anticipated environment and are confident of our ability to uncover new undervalued situations. The fund's hedging strategy has increased its ability to benefit From the year-end supply/demand factors. Also, the portfolio is defensively structured to reduce sensitivity to interest-rate changes but has significant holdings in industrial development bonds and local general obligation bonds, which should prove advantageous in a climate of steady economic growth.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Michigan Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/97

                               Class A         Class B         Class M
(inception date)              (10/23/89)      (7/15/93)       (4/17/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months                      4.95%   0.01%   4.61%  -0.40%   4.79%   1.34%
------------------------------------------------------------------------------
1 year                        6.69    1.61    6.02    1.02    6.39    2.93
------------------------------------------------------------------------------
5 years                      38.26   31.67   33.63   31.63      36   31.64
Annual average                6.69    5.66    5.97    5.65    6.34    5.65
------------------------------------------------------------------------------
Life of fund                 79.29   70.83   68.91   68.91   73.78   68.17
Annual average                7.47    6.83    6.69    6.69    7.06    6.63
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/97

                                               Lehman
                                               Brothers
                                               Municipal       Consumer
                                               Bond Index      Price Index
------------------------------------------------------------------------------
6 months                                         5.40%           0.87%
------------------------------------------------------------------------------
1 year                                           7.18            1.83
------------------------------------------------------------------------------
5 years                                         42.06           13.73
Annual average                                   7.27            2.61
------------------------------------------------------------------------------
Life of fund                                    88.86           28.58
Annual average                                   8.18            3.16
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                                 Class A         Class B         Class M
                               NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                      4.96%  -0.05%    4.65%  -0.35%   4.82%   1.39%
------------------------------------------------------------------------------
1 year                        8.08    2.91     7.45    2.45    7.80    4.27
------------------------------------------------------------------------------
5 years                      38.20   31.66    33.71   31.71   36.08   31.61
Annual average                6.68    5.66     5.98    5.66    6.36    5.65
------------------------------------------------------------------------------
Life of class                81.25   72.70    70.73   70.73   75.67   70.00
Annual average                7.53    6.90     6.75    6.75    7.12    6.69
------------------------------------------------------------------------------

All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/97

                                Class A          Class B          Class M
------------------------------------------------------------------------------
Distributions (number)             6                6                6
------------------------------------------------------------------------------
Income                         $0.236709        $0.206040        $0.222630
------------------------------------------------------------------------------
Capital gains1                    --               --               --
------------------------------------------------------------------------------
  Total                        $0.236709        $0.206040        $0.222630
------------------------------------------------------------------------------
Share value:                   NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/97                      $9.12   $9.57       $9.11       $9.12   $9.43
------------------------------------------------------------------------------
11/30/97                      9.33     9.8        9.32        9.33    9.64
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2        5.01%   4.77%       4.35%       4.71%   4.56%
------------------------------------------------------------------------------
Taxable equivalent3           8.29     7.9         7.2         7.8    7.55
------------------------------------------------------------------------------
Current 30-day SEC yield4     4.79    4.56         4.2        4.55     4.4
------------------------------------------------------------------------------
Taxable equivalent3           7.93    7.55        6.95        7.53    7.28
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.
2 Income portion of most recent distribution, annualized and divided by
  NAV or POP at end of period.
3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.
4 Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


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Portfolio of investments owned
November 30, 1997 (Unaudited)

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
FGIC        -- Financial Guaranty Insurance Company
FNMA Coll.  -- Federal National Mortgage Association Collateralized
FSA         -- Financial Security Assurance
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
TAN         -- Tax Anticipation Notes


MUNICIPAL BONDS AND NOTES  (98.6%) *
PRINCIPAL AMOUNT                                                               RATING**                VALUE

Michigan  (90.7%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Battle Creek, Downtown Dev. Auth. TAN, MBIA,
                   5s, 5/1/17                                                  AAA              $  3,870,000
      5,500,000  Battle Creek, Downtown Dev. Auth. Tax Increment
                   Rev. Bonds, 7.65s, 5/1/22                                   BBB+                6,524,375
      2,000,000  Battle Creek, Tax Incremental Fin Auth. Rev. Bonds,
                   7.1s, 5/1/10                                                A-                  2,317,500
      1,400,000  Clarkson, Cmnty. School, G.O. Bonds, MBIA,
                   6 1/4s, 5/1/07                                              Aaa                 1,576,750
                 Detroit, G.O. Bonds
      2,475,000    Ser. B, 7s, 4/1/04                                          Baa2                2,756,531
      4,875,000    Ser. A, 6.8s, 4/1/15                                        Aaa                 5,600,156
                 Detroit, City School Dist. G.O. Bonds, Ser. A,
                   AMBAC
      1,500,000    6 1/2s, 5/1/11                                              Aaa                 1,728,750
      2,455,000    6 1/2s, 5/1/09                                              Aaa                 2,823,250
      1,160,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                   Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                          BBB+/P              1,460,150
                 Detroit, Wtr. Supply Syst. IFB, FGIC
      7,000,000    8.765s, 7/1/22 (Prerefunded)                                Aaa                 8,461,250
      1,500,000    8.765s, 7/1/22                                              Aaa                 1,736,250
                 Detroit, Wtr. Supply Syst. Rev. Bonds, MBIA
      1,750,000    7 7/8s, 7/1/19 #                                            Aaa                 1,825,565
      3,000,000    Second Lien, Ser. A, 5 3/4s, 7/1/11                         Aaa                 3,258,750
      4,700,000  Dickinson Cnty., Hosp. Rev. Bonds
                   (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                     BBB-                5,440,250
      1,400,000  Ecorse, Pub. School Dist. G.O. Bonds, FGIC,
                   6 1/2s, 5/1/08                                              Aaa                 1,610,000
                 Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.)
      2,000,000    7.8s, 7/1/14                                                Baa1                2,175,000
        630,000    Ser. A, 6s, 7/1/06                                          Baa1                  657,563
      1,000,000  Grand Rapids, Hsg. Fin. Auth. Multi-Fam.
                   Rev. Bonds, Ser. A, FNMA Coll., 7 5/8s, 9/1/23              AAA                 1,106,250
      3,000,000  Greater Detroit, Res. Rcvy. Auth. Rev. Bonds,
                   Ser. A, AMBAC, 6 1/4s, 12/13/06                             Aaa                 3,345,000
      2,280,000  Holland, Area Cmnty. Swimming Pool Auth.
                   G.O. Bonds, FGIC, 5 1/8s, 5/1/19                            Aaa                 2,245,800
      3,580,000  Holt, Pub. Schools G.O. Bonds, MBIA, 5 1/8s, 5/1/21           Aaa                 3,490,500
      3,500,000  Kalamazoo, Hosp. Fin. Auth. Fac. IFB, FGIC,
                   6.525s, 6/1/11                                              Aaa                 3,605,000
      3,395,000  Lincoln Pk., School Dist. G.O. Bonds, FGIC,
                   5s, 5/1/20                                                  Aaa                 3,271,931
      3,840,000  MI Muni. Board Auth. State Revolving
                   Rev. Bonds, 6 1/2s, 10/1/17                                 Aa                  4,344,000
      8,000,000  MI State Bldg. Auth. Rev. Bonds, Ser. I, AMBAC,
                   6 1/2s, 10/1/07                                             Aaa                 9,200,000
      2,000,000  MI State Hosp. Fin. Auth. Adj. Rate Rev. Bonds
                   (Detroit-Macomb Hosp. Corp.), Ser. A,
                   7.4s, 6/1/13                                                BB+                 2,008,780
                 MI State Hosp. Fin. Auth. Rev. Bonds
        920,000    (Garden City Hosp.), 8 1/2s, 9/1/17                         Ba3                   999,350
        460,000    (Garden City Hosp.), 8 1/2s, 9/1/17
                   (prerefunded)                                               Ba3                   534,750
      1,300,000    (Metropolitan Hosp.), Ser. B, 8 1/8s, 7/1/18                Baa1                1,417,000
      1,350,000    (Detroit-Macomb Hosp. Corp), Ser. A, 7s, 6/1/15             BB+                 1,353,335
      4,500,000    (Sinai Hosp.), 6.7s, 1/1/26                                 A2                  4,961,250
      2,000,000    (Sinai Hosp.), 6 5/8s, 1/1/16                               A2                  2,195,000
      2,000,000    (Presbyterian Villages), 6 1/2s, 1/1/25                     BBB/P               2,100,000
      2,000,000    (Presbyterian Villages), 6.4s, 1/1/15                       BBB/P               2,100,000
                 MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds
      1,600,000    Ser. A, FSA, 7.55s, 4/1/23                                  Aaa                 1,766,000
      2,900,000    Ser. B, AMBAC, 6 3/4s, 10/1/12                              Aaa                 2,773,125
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
      2,830,000    Arbor Model & Tooling), 10 1/4s, 9/15/19                    B-/P                2,997,478
      3,600,000    (Mercy Svcs. for Aging), 9.4s, 5/15/20                      AAA/P               4,072,500
      3,640,000    (Env. Research), 8 1/8s, 10/1/14                            A-/P                3,972,150
      3,150,000    (Ford Motor Co.), Ser. A, 7.1s, 2/1/06                      A1                  3,689,438
      1,500,000    (Detroit Edison), Ser. BB, AMBAC, 7s, 5/1/21                Aaa                 1,860,000
      3,000,000    (Worthington Armstrong Venture),
                   5 3/4s, 10/1/22                                             A+                  3,093,750
      2,500,000  MI State Strategic Fund Solid Waste Disp.
                   Rev. Bonds (SD Warren Co.), Ser. C,
                   7 3/8s, 1/15/22                                             BB-/P               2,740,625
      5,000,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23               Baa3                5,043,750
                 Rochester, Cmnty. School Dist. G.O. Bonds, MBIA
      3,375,000    5 7/8s, 5/1/09                                              Aaa                 3,708,281
      2,300,000    5 3/4s, 5/1/08                                              Aaa                 2,498,375
      2,430,000  Tawas City Hosp. Fin. Auth. Rev. Bonds
                   (St. Joseph's Hosp.), Ser. A, 8 1/2s, 3/15/12               BB+/P               2,497,846
                 Waterford, Econ. Dev. Corp. Rev. Bonds
                   (Canterbury Hlth. Care)
      1,500,000    8 3/8s, 7/1/23                                              B-/P                1,500,000
      1,485,000    8s, 7/1/08                                                  B-/P                1,485,000
      2,000,000  Wayland, Uni. School Dist. Rev. Bonds, FGIC,
                   8s, 5/1/10                                                  Aaa                 2,590,000
      1,000,000  Wayne Charter Cnty., Special Arpt. Fac.
                   Rev. Bonds (Northwest Airlines Inc.),
                   6 3/4s, 12/1/15                                             BB-/P               1,087,500
      2,405,000  Wayne Cnty., Bldg. Auth. G.O. Bonds, Ser. A,
                   MBIA, 6s, 6/1/08                                            Aaa                 2,660,531
      2,000,000  Western MI Univ. Rev. Bonds, Ser. A, FGIC,
                   5s, 7/15/21                                                 Aaa                 1,915,000
      6,000,000  Western Township, Util. Auth. Swr. Disp. Syst.
                   Rev. Bonds, 8.2s, 1/1/18                                    BBB+                6,341,760
      3,200,000  Wyandotte, Elec. Rev. Bonds, MBIA, 6 1/4s, 10/1/17            Aaa                 3,448,000
      1,800,000  Ypsilanti, School  Dist. G.O. Bonds, FGIC,
                   6 1/2s, 5/1/07                                              Aaa                 2,061,000
                                                                                              --------------
                                                                                                 165,902,145

Puerto Rico  (7.9%)
------------------------------------------------------------------------------------------------------------
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      2,000,000    Ser. Y, 6 1/4s, 7/1/13                                      Baa1                2,262,500
      2,835,000    Ser. Z, MBIA, 6 1/4s, 7/1/11                                Aaa                 3,253,163
      3,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. X, MBIA,
                   6s, 7/1/15                                                  Aaa                 3,210,000
      3,500,000  PR Pub. Bldg. Auth. Rev. Gtd. (Govt. Fac.), Ser. B,
                   AMBAC,  5s, 7/1/27                                          Aaa                 3,386,250
      2,100,000  PR, Pub. Bldg. Auth. Fac. Rev. Bonds, Ser. A, AMBAC,
                   6 1/4s, 7/1/14                                              Aaa                 2,415,000
                                                                                              --------------
                                                                                                  14,526,913
------------------------------------------------------------------------------------------------------------
                 Total Municipal Bonds and Notes
                   (cost $170,276,873) ***                                                      $180,429,058
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $182,938,525.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $170,276,873, resulting in gross unrealized appreciation and depreciation of $10,629,375 and $477,190, respectively, or net unrealized appreciation of $10,152,185.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1997.

    The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at November 30, 1997.

    The fund had the following industry group concentrations greater than 10% at November 30, 1997 as a percentage of net assets:

        Health care          22.5%
        Education            14.9
        Water & Sewer        14.2
        Housing              12.9

    The fund had the following insurance concentrations greater than 10% at November 30, 1997 as a percentage of net assets:

        MBIA                 17.9%
        AMBAC                15.1
        FGIC                 15.0



----------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1997 (Unaudited)
                                             Aggregate Face   Expiration     Unrealized
                                Total Value       Value          Date       Depreciation
----------------------------------------------------------------------------------------
U.S. Treasury Bond
20 yr (Short)                   $10,369,313    $10,072,063     Dec. 20       $(297,250)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
November 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $170,276,873) (Note 1)                                                $180,429,058
---------------------------------------------------------------------------------------------------
Cash                                                                                        146,286
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            2,866,801
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      224,348
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              195,004
---------------------------------------------------------------------------------------------------
Total assets                                                                            183,861,497

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                  8,156
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       442,510
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   53,114
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                271,790
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   29,193
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 6,807
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,078
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       75,074
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       35,250
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           922,972
---------------------------------------------------------------------------------------------------
Net assets                                                                             $182,938,525

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $173,245,158
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 96,505
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                       (258,073)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                9,854,935
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $182,938,525

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($144,044,773 divided by 15,435,194 shares)                                                   $9.33
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.33)*                                        $9.80
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($37,748,493 divided by 4,050,335 shares)**                                                   $9.32
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,145,259 divided by 122,750 shares)                                                        $9.33
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.33)***                                      $9.64
---------------------------------------------------------------------------------------------------
  * On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales the offering price is reduced.
 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
*** On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended November 30, 1997 (Unaudited)

Tax exempt interest income:                                                             $5,464,162
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           545,348
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             106,269
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            4,088
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,187
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      144,426
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      154,792
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        2,361
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      9,554
--------------------------------------------------------------------------------------------------
Registration fees                                                                            1,380
--------------------------------------------------------------------------------------------------
Auditing                                                                                    13,854
--------------------------------------------------------------------------------------------------
Legal                                                                                        7,941
--------------------------------------------------------------------------------------------------
Postage                                                                                      8,133
--------------------------------------------------------------------------------------------------
Other                                                                                        4,744
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,006,077
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (53,806)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               952,271
--------------------------------------------------------------------------------------------------
Net investment income                                                                    4,511,891
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           764,916
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                           (756,008)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                 4,043,328
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  4,052,236
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $8,564,127
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                        November 30             May 31
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  4,511,891       $  9,052,110
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                              8,908          1,100,833
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                4,043,328          4,120,815
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      8,564,127         14,273,758
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                              (3,677,369)        (7,517,724)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (807,462)        (1,498,538)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (22,507)           (33,100)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         1,083,491          4,254,756
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              5,140,280          9,479,152

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     177,798,245        168,319,093
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $96,505 and $91,952, respectively)                                           $182,938,525       $177,798,245
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                        Nov. 30
operating performance         (Unaudited)                                        Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period             $   9.12         $   8.85         $   9.01         $   8.90         $   9.30         $   8.80
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .24              .48              .49              .52              .52              .55
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .21              .27             (.16)             .11             (.32)             .52
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .45              .75              .33              .63              .20             1.07
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.24)            (.48)            (.49)            (.52)            (.52)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --             (.03)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                        --               --               --               --             (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.24)            (.48)            (.49)            (.52)            (.60)            (.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                   $   9.33         $   9.12         $   8.85         $   9.01         $   8.90         $   9.30
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           4.95 *           8.67             3.76             7.45             2.03            12.38
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $144,045         $142,038         $138,390         $136,010         $128,921         $113,074
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .49 *            .99             1.00              .95              .99             1.04
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.56 *           5.33             5.42             6.03             5.58             6.04
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             15.96 *          55.30           139.08            82.91            41.77            15.89
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended May 31,1994 and thereafter, includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)


CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                         Nov. 30                                                       July 15, 1993+
operating performance                          (Unaudited)                     Year ended May 31                    to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $  9.11          $  8.84          $  9.00          $  8.90          $  9.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .21              .43              .43              .47              .41
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .21              .26             (.16)             .10             (.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .42              .69              .27              .57             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.21)            (.42)            (.43)            (.47)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                                         --               --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.21)            (.42)            (.43)            (.47)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $  9.32          $  9.11          $  8.84          $  9.00          $  8.90
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.61 *           7.99             3.05             6.72             (.68)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $37,749          $35,041          $29,371          $21,071          $10,251
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .81 *           1.64             1.65             1.59             1.42 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.23 *           4.68             4.74             5.31             4.25 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              15.96 *          55.30           139.08            82.91            41.77
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended May 31,1994 and thereafter, includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                          Nov. 30                                     April 17, 1995+
operating performance                                           (Unaudited)             Year ended May 31           to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $ 9.12            $8.85            $9.00            $8.80
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .22              .46              .47              .05 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .21              .27             (.16)             .21
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .43              .73              .31              .26
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.22)            (.46)            (.46)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.22)            (.46)            (.46)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $ 9.33            $9.12            $8.85            $9.00
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             4.79 *           8.36             3.53             2.03 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $1,145            $ 719            $ 558            $ 119
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .64 *           1.29             1.28              .20 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.39 *           5.01             5.06              .84 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               15.96 *          55.30           139.08            82.91
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended May 31,1994 and thereafter, includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
November 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Michigan Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Michigan tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of Credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended November 30, 1997 the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1997, fund expenses were reduced by $53,806 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $390 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $13,390 and $559 from the sale of class A and class M shares, respectively and $48,666 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $35,557,959 and $27,959,646, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                         699,027      $ 6,471,926
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       239,463        2,216,186
------------------------------------------------------------
                                    938,490        8,688,112

Shares
repurchased                      (1,069,610)      (9,909,084)
------------------------------------------------------------
Net decrease                       (131,120)     $(1,220,972)
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,554,057      $14,093,983
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       498,060        4,496,668
------------------------------------------------------------
                                  2,052,117       18,590,651

Shares
repurchased                      (2,119,942)     (19,185,096)
------------------------------------------------------------
Net decrease                        (67,825)     $  (594,445)
------------------------------------------------------------

                                         Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         427,945      $ 3,963,083
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        55,113          509,327
------------------------------------------------------------
                                    483,058        4,472,410

Shares
repurchased                        (278,092)      (2,573,916)
------------------------------------------------------------
Net increase                        204,966      $ 1,898,494
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         886,312      $ 8,014,260
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       109,239          985,338
------------------------------------------------------------
                                    995,551        8,999,598

Shares
repurchased                        (474,195)      (4,289,246)
------------------------------------------------------------
Net increase                        521,356      $ 4,710,352
------------------------------------------------------------

                                         Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          45,282      $   418,631
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,429           13,232
------------------------------------------------------------
                                     46,711          431,863

Shares
repurchased                          (2,783)         (25,894)
------------------------------------------------------------
Net increase                         43,928      $   405,969
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          35,702      $   320,107
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         2,074           18,728
------------------------------------------------------------
                                     37,776          338,835

Shares
repurchased                         (22,054)        (199,986)
------------------------------------------------------------
Net increase                         15,722      $   138,849
------------------------------------------------------------


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II



PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund



PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund +

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust



PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGER]  Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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